EXHIBIT 10.9

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT



            THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 16, 1999 (this "Amendment"), by and among NUCO2 INC., a Florida corporation (the "Company"), SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association ("SunTrust"), BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation (the "Documentation Agent"), THE PROVIDENT BANK, an Ohio banking corporation, BANK LEUMI LE-ISRAEL B.M., Miami Agency, IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation, and any other banks or other lending institutions that are or will become parties to this Amendment (collectively, the "Lenders" and each individually, a "Lender"), and SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, as agent for the Lenders.

                             PRELIMINARY STATEMENTS

            The Company, Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of May 4, 1999 (the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement), pursuant to which the Lenders made and continue to make certain financial accommodations to the Company; and

            The Company, Agent and the Lenders desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


1.          Amendments to Credit Agreement.

            a. Section 10.02 of the Credit Agreement is hereby amended by replacing subsection (c) in its entirety with the following subsection (c):

                        (c) to amend or modify  the  definitions  of  "Borrowing
            Base", "Cost of Products Sold", "EBITDA Multiple", "Gross Margin", "Gross Margin Factor", "Revolving Loan Commitment" or "Required Lenders", to amend or modify Schedule 1.01, or the provisions of
            Section 2.01 (ii)(E), Section 10.07 or of this Section 10.02;

            b. Exhibit K to the Credit Agreement is hereby amended by replacing such Exhibit K in its entirety with Annex A attached to this Amendment.

2.          Other Agreements.

            a. Company hereby affirms that each of the representations and warranties of the Company contained in the Credit Agreement and in any of the other Loan Documents (except to the extent that any such representation or warranty expressly relates solely to an earlier date and for changes therein permitted or contemplated by the Credit Agreement) is correct in all material respects on and as of the date hereof and after giving effect to this Amendment. In addition, with respect to this Amendment, the Company warrants and represents that the execution, delivery and performance by the Company of this Amendment
(i) are within the Company's corporate or similar power; (ii) have been duly authorized by all necessary or proper corporate or similar action, and shareholder or similar action; (iii) are not in contravention of any provision of the Company's certificate of incorporation or bylaws; (iv) will not violate any law or regulation, or any order or decree of any Governmental Authority; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company is a party or by which the Company or any of its property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of the Company other than those in favor of the Agent and the Lenders, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority. Company further represents and warrants that this Amendment has been duly executed and delivered for the benefit of or on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            b. As amended hereby, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to the Agent and the Lenders. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

            c. Company hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents, effective as of the date hereof, and represents that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

            d. Company agrees to pay on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, execution, delivery and enforcement of this Amendment, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of the Agent's counsel.

            e. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS OF CONFLICTS), OF THE STATE OF FLORIDA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                        NUCO2 INC.,
                                        a Florida corporation



                                        By: /s/ Joann Sabatino
                                           -------------------------------------
                                           Joann Sabatino
                                           Chief Financial Officer and Treasurer


                                        Attest: /s/ Eric M. Wechsler
                                               ---------------------------------
                                               Eric M. Wechsler
                                               General Counsel and Secretary


                                        SUNTRUST BANK, SOUTH FLORIDA,
                                        NATIONAL ASSOCIATION,
                                        individually and as Agent



                                        By: /s/ Russell E. Burnette
                                           -------------------------------------
                                           Russell E. Burnette
                                           Vice President


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



                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.,
                                        Individually and as Documentation Agent



                                        By: /s/ Scott Kray
                                           -------------------------------------
                                           Name:  Scott Kray
                                           Title: Vice President


                                        By: Gary W. Andresen
                                            ------------------------------------
                                           Name:  Gary W. Andresen
                                           Title: Associate


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



                                        BANK-LEUMI LE-ISRAEL B.M.,
                                        MIAMI AGENCY


                                        By: /s/ Stephen Hanas
                                            -----------------------------------
                                            Name:  Steven Hanas
                                            Title: Vice President



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



                                        THE PROVIDENT BANK


                                        By: /s/ Nick Jeviz
                                            -----------------------------------
                                            Name:  Nick Jeviz
                                            Title: Vice President




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



                                        IBJ WHITEHALL BUSINESS CREDIT
                                        CORPORATION




                                        By: /s/ Bruce Kasper
                                            -----------------------------------
                                            Name:  Bruce Kasper
                                            Title: Vice President





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

                          ACKNOWLEDGMENT OF GUARANTORS


            Each of the Guarantors acknowledges and agrees to the terms of the foregoing First Amendment to Amended and Restated Credit Agreement, and further acknowledges and agrees that (i) all of the obligations of the Company shall continue to constitute "Guaranteed Obligations" covered by the Amended and Restated Guaranty Agreement dated as of May 4, 1999 executed by the undersigned, and (ii) the Amended and Restated Guaranty Agreement is and shall remain in full force and effect on and after the date hereof, and (iii) the foregoing agreement shall in no way release, discharge, or otherwise limit the obligations of such Guarantor under the Amended and Restated Guaranty Agreement.

            This Acknowledgment of Guarantors made and delivered as of June 16, 1999.

                                        GUARANTORS:

                                        NUCO2 ACQUISITION CORP.,
                                        a Florida corporation


                                        By: /s/ Eric M. Wechsler
                                            -----------------------------------
                                            Name:  Eric M. Wechsler
                                            Title: Vice President

                                        [CORPORATE SEAL]


                                        KOCH COMPRESSED GASES, INC.,
                                        a New Jersey corporation




                                        By: /s/ Eric M. Wechsler
                                            -----------------------------------
                                            Name:  Eric M. Wechsler
                                            Title: Vice President

                                        [CORPORATE SEAL]



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